Exhibit 99.1

Investor Relations Contact:
Linda Rothemund
Market Street Partners
303-684-4210
ir@digitalglobe.com

Media Relations Contact:
Ginger Lennon
Racepoint Group
781-487-4640
digitalglobe@racepointgroup.com

DigitalGlobe and National Geospatial Intelligence Agency (NGA)
Agree to Modify Structure of NextView Service Level Agreement

Modification Provides NGA with Increased Flexibility as EnhancedView Procurement Continues

Longmont, Colo., February 10, 2010 – DigitalGlobe (NYSE: DGI), a leading global content provider of high-resolution world imagery solutions, today announced that it has signed a contract to modify its Service Level Agreement, or SLA, with the National Geospatial-Intelligence Agency, or NGA.  The modification restructures the option for NGA to extend the term of the SLA.

The original option, if exercised, provided for a single nine month extension of the term from April 1, 2010 through December 31, 2010.  The modified option grants NGA the option to extend the SLA for three months on the same terms, from April 1, 2010 to June 30, 2010 with six additional options, each for a one month period, with the last option term expiring on December 31, 2010.

NGA requested the modification and the company believes this modification provides increased flexibility for NGA as the EnhancedView procurement continues.

About DigitalGlobe

DigitalGlobe (http://www.digitalglobe.com) is a leading global provider of commercial high-resolution earth imagery products and services. Sourced from our own advanced satellite constellation, our imagery solutions support a wide variety of uses within defense and intelligence, civil agencies, mapping and analysis, environmental monitoring, oil and gas exploration, infrastructure management, internet portals and navigation technology. With our collection sources and comprehensive ImageLibrary (containing more than 810 million square kilometers of earth imagery and imagery products) we offer a range of on- and off-line products and services designed to enable customers to easily access and integrate our imagery into their business operations and applications. For more information, please visit www.digitalglobe.com.

DigitalGlobe is a registered trademark of DigitalGlobe.

Forward-Looking Statements
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These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in documents filed by us with the Securities and Exchange Commission. The forward-looking statements made in this release relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.